Exhibit 99

                       FNB FINANCIAL SERVICES CORPORATION


                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of FNB Financial Services Corporation (the "Company") certify that the Annual Report on Form 11-K of the FNB Financial Services Corporation Employees' Savings Plus and Profit Sharing Plan (the "Plan") for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 11-K fairly presents, in all material respects, the financial condition of the Plan at the end of such period and the results of operations of the Plan for such period.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  June 26, 2003                                /s/ Ernest J. Sewell
                                                     -----------------------
                                                     Ernest J. Sewell
                                                     Chief Executive Officer


Dated:  June 26, 2003                                /s/ Michael W. Shelton
                                                     -----------------------
                                                     Michael W. Shelton
                                                     Chief Financial Officer



*This certificate is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.